                                                                                               Exhibit 23.1

                                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As Independent public accountants we hereby consent to the incorporation by reference in this Registration
Statement, of our reports dated March 25, 2002, included (or incorporated by reference) in Edison International's
Annual Report on Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this Registration Statement.

                                                                              ARTHUR ANDERSEN LLP
                                                                              -------------------------------------------
                                                                              ARTHUR ANDERSEN LLP

Los Angeles, California
May 16, 2002